Exhibit 10.91

EXECUTION VERSION

GUARANTY AND COLLATERAL AGREEMENT

dated as of

February 21, 2008

among

RADIATION THERAPY SERVICES HOLDINGS, INC.,

RADIATION THERAPY SERVICES, INC.
 (as successor to RTS MERGERCO, INC.),

as Borrower

THE SUBSIDIARIES OF RADIATION THERAPY SERVICES, INC.
FROM TIME TO TIME PARTY HERETO

and

WACHOVIA BANK, NATIONAL ASSOCIATION

as Collateral Agent

TABLE OF CONTENTS

		Page

	ARTICLE I

	DEFINITIONS

Section 1.01.	Credit Agreement	1
Section 1.02.	Other Defined Terms	1

	ARTICLE II

	GUARANTEE

Section 2.01.	Guarantee	4
Section 2.02.	Guarantee of Payment	4
Section 2.03.	No Limitations	5
Section 2.04.	Reinstatement	6
Section 2.05.	Agreement To Pay; Subrogation	6
Section 2.06.	Information	6

	ARTICLE III

	PLEDGE OF SECURITIES

Section 3.01.	Pledge	6
Section 3.02.	Delivery of the Pledged Collateral	7
Section 3.03.	Representations, Warranties and Covenants	8
Section 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	9
Section 3.05.	Registration in Nominee Name; Denominations	9
Section 3.06.	Voting Rights; Dividends and Interest	10

	ARTICLE IV

	SECURITY INTERESTS IN PERSONAL PROPERTY

Section 4.01.	Security Interest	11
Section 4.02.	Representations and Warranties	13
Section 4.03.	Covenants	14
Section 4.04.	Other Actions	15
Section 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	16

i

ii

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Copyright Security Agreement
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement

iii

GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”) dated as of February 21, 2008, among RADIATION THERAPY SERVICES HOLDINGS, INC., a Delaware corporation (“Parent”), RTS MERGERCO, INC., a Florida corporation that is a wholly owned subsidiary of Parent (to be merged with and into the Company (as hereinafter defined), “MergerSub”), RADIATION THERAPY SERVICES, INC., a Florida corporation (“Borrower”), Subsidiaries of Borrower from time to time party hereto (the “Subsidiary Guarantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as collateral agent (the “Collateral Agent”) for the Secured Parties. The Subsidiary Guarantors, together with Parent, are referred to herein as the “Guarantors”, and the Subsidiary Guarantors, together with MergerSub and Borrower, are referred to herein as the “Grantors.”

Reference is made to the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, Borrower, the Lenders party thereto, Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”) for the Secured Parties and as Collateral Agent and the other financial institutions party thereto. The Lenders have agreed to extend credit to Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Parent, Borrower and the Subsidiary Guarantors will derive substantial benefits from the extension of credit to Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined in this Agreement) and not defined in this Agreement have the meanings specified therein.

(b) The rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Contributing Party” shall have the meaning assigned to such term in Section 6.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any U.S. Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Copyright Security Agreement” means an agreement substantially in the form annexed hereto as Exhibit II.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement in this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” of any Grantor as defined in Section 9-102(42) of the New York UCC.

“Grantors” has the meaning assigned to such term in the preliminary statement in this Agreement.

“Guarantors” has the meaning assigned to such term in the preliminary statement in this Agreement.

“Instrument” has the meaning specified in Article 9 of the New York UCC.

“Intellectual Property” means all intellectual property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how or other data or information to the extent protectable by applicable law, software and databases and related documentation.

“Investment Property” means a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account.

“License” means any Patent License, Trademark License or Copyright License.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a U.S. Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a U.S. Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patent Security Agreement” means an agreement substantially in the form annexed hereto as Exhibit III.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States, all issuances and recordings thereof, and all applications for letters patent of the United States, including issuances, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Notes” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Requirements of Law” shall mean, collectively, any and all requirements of any Governmental Authority including any and all laws, judgments, orders, decrees, ordinances, rules, regulations, statutes or case law.

“Secured Obligations” means collectively, (a) the Obligations, (b) the due and punctual payment and performance in full of all obligations of each Loan Party to the applicable Qualified Counterparty under each Swap Agreement entered into with any Qualified Counterparty and (c) the due and punctual payment and performance of all Obligations of the Loan Parties (including overdrafts and related liabilities) to the applicable Cash Management Bank under each Cash Management Agreement.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Guarantors” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor through the execution of an agreement substantially in the form annexed hereto as Exhibit I, after the Closing Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any U.S. Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademark Security Agreement” means an agreement substantially in the form annexed hereto as Exhibit IV.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, domain names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, designs and other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III, and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II

Guarantee

Section 2.01. Guarantee.

(a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance in full when due of the Secured Obligations. Each Guarantor further agrees that the Secured Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, amendment or modification of the Secured Obligations. To the extent permitted by applicable law, each Guarantor waives, presentment to, demand of payment from and protest to Borrower or any other Loan Party of the Secured Obligations and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to fraudulent conveyances or transfers, or any applicable laws relating to corporate law or the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

Section 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and, to the extent permitted by applicable law, waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Secured

Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of Borrower or any other Person.

Section 2.03. No Limitations.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.13, and except to the extent the Secured Obligations have been paid in cash, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever (other than defense of payment or performance) by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, impairment of or failure to perfect any Lien held by the Collateral Agent or any other Secured Party for the payment and performance of the Secured Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations)). To the extent not prohibited under the Credit Agreement, each Guarantor expressly authorizes the Collateral Agent during the continuance of an Event of Default in accordance with the terms hereof and the Credit Agreement (i) to take and hold security for the payment and performance of the Secured Obligations, (ii) to exchange, waive or release any or all such security (with or without consideration), (iii) to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or (iv) to release or substitute any one or more other guarantors or obligors upon or in respect of the Secured Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of Borrower or any other Loan Party or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrower or any other Loan Party, other than defense of performance or payment in full in cash of all the Secured Obligations. To the extent not prohibited under the Credit Agreement, the Collateral Agent may, at its election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with Borrower or any other Loan Party or exercise any other right or remedy available to them against Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Secured Obligations have been fully paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against Borrower or any other Loan Party, as applicable, or any security.

Section 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as applicable, if and to the extent at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of Borrower, any other Loan Party or otherwise.

Section 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Secured Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

Section 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Pledge of Securities

Section 3.01. Pledge. As security for the payment or performance, as applicable, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent and its permitted successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the Capital Stock of each Domestic Subsidiary and each first-tier Foreign Subsidiary owned by it and listed on Schedule II, and any other Capital Stock issued by any Domestic Subsidiary or first-tier Foreign Subsidiary and obtained in the future by such Grantor and, to the extent certificated, the certificates representing securities in all such Capital Stock (the “Pledged Stock”), provided that the Pledged Stock shall not include more than 65% of the outstanding Capital Stock of any such Foreign Subsidiary; (b)(i) the debt securities or promissory notes listed opposite the name of such Grantor on Schedule II, (ii) any debt securities or promissory notes in excess of $2,000,000 issued after the Closing Date to such Grantor by Borrower and each Subsidiary (collectively, the “Pledged Notes”); (c) subject to Section 3.06, all payments of dividends and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a) and(b); (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the Pledged Stock and the Pledged Notes; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, (A) Pledged Stock shall not include (v) Capital Stock of Immaterial Subsidiaries (w) Capital Stock of Unrestricted Subsidiaries, (x) Capital Stock of Insurance Subsidiaries, (y) Capital Stock of a Non Wholly-Owned Subsidiary to the extent prohibited by (or requiring consent (other than consent of any Grantor) pursuant to) such Non Wholly-Owned Subsidiary’s organizational document and related agreements, or (z) any other Capital Stock if granting a security interest in such Capital Stock is prohibited by (or requiring consent (other than consent of any Grantor) pursuant to) applicable law or to the extent that granting a security interest in such Capital Stock is prohibited by a shareholder, joint-venture or similar agreement, except to the extent that the provision of such shareholder, joint-venture or similar agreement giving rise to such prohibition is ineffective under applicable law, and (B) Pledged Collateral shall not include any assets as to which the Administrative Agent and the Borrower have reasonably determined in writing that the burden or cost of obtaining a security interest in such assets outweighs the benefit to the Secured Parties of the security to be afforded thereby and the Grantors shall not be required to perfect a security interest in any item of Pledged Collateral as to which the Administrative Agent and the Borrower have reasonably determined in writing that the burden or cost of perfecting a security interest in such Pledged Collateral outweighs the benefit to the Secured Parties of the security to be afforded thereby.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 3.02. Delivery of the Pledged Collateral.

(a) Each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Pledged Collateral (except as set forth in this Section 3.02) in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank. Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificated Pledged Securities acquired after the Closing Date.

(b) Each Grantor will cause any Indebtedness for borrowed money in excess of $2,000,000.00 owed to such Grantor by any Person to be evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery thereof to the Collateral Agent, (i) any certificated Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer reasonably satisfactory to the Collateral Agent and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment reasonably satisfactory to the Collateral Agent duly executed by the applicable

Grantor. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof, provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, as and to the extent required under Section 5.2 of the Credit Agreement that:

(a) Schedule II correctly sets forth (i) the percentage of the issued and outstanding shares, membership interests, partnership interests, units or other comparable measure of each class of the Capital Stock held by any Grantor and (ii) all of debt securities and promissory notes owned by each Grantor in excess of $2,000,000;

(b) the Pledged Stock and Pledged Notes have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Notes, are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by any Loan Document and Liens permitted by Section 7.3 of the Credit Agreement and (iii) will not create or permit to exist any Lien on, the Pledged Collateral, other than Liens created by any Loan Document, Liens permitted by Section 7.3 of the Credit Agreement and transfers made in compliance with the Credit Agreement; provided that nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement;

(d) except for restrictions and limitations imposed by (i) the Loan Documents, (ii) securities laws generally or (iii) customary provisions in joint venture agreements relating to purchase options, rights of first refusal, tag, drag, call or similar rights of a third party that owns Capital Stock in such joint venture, the Pledged Collateral is and will continue to be freely transferable and assignable;

(e) each of the Grantors has the corporate or other organizational power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person is necessary to the validity of the pledge effected hereby (other than (x) as such as have been obtained and are in full force and effect, (y) filings necessary to perfect the security interest or (z) the failure of which to obtain could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect); and

(g) subject to clauses (c) and (d) of this Section 3.03, by virtue of the execution and delivery by the Grantors of this Agreement, when any certificated Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien under U.S. law upon and security interest in such certificated Pledged Securities as security for the payment and performance of the Secured Obligations.

Section 3.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each Grantor acknowledges and agrees that, to the extent any membership interest in any limited liability company or partnership interest in any limited partnership acquired by such Grantor after the Effective Date and constituting Pledged Securities herein shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, such Grantor shall, to the extent permitted by applicable law, use commercially reasonable efforts to cause the issuer thereof to issue the corresponding certificates.

(b) Each Grantor further acknowledges and agrees that (i) the interests in any limited liability company or limited partnership controlled by such Grantor and required to be pledged hereunder that are not represented by a certificate are not “securities” within the meaning of Article 8 of the New York UCC and (ii) such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or cause the issuer thereof to issue any certificate representing such interest, unless such Grantor provides prompt written notification to the Collateral Agent of such election and promptly (but in no case later than 15 Business Days) pledges any such certificate to the Collateral Agent pursuant to the terms hereof; provided, however, that this Section 3.04 shall not apply to any Capital Stock in limited liability companies or limited partnerships which may not be pledged, assigned or otherwise encumbered pursuant to applicable Federal, state or local laws, rules or regulations related to the practice of medicine or the healthcare industry generally or customary provisions in joint venture agreements (including consent rights (other than consent rights of any Grantor)).

Section 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion, but subject to the terms and provisions of the Credit Agreement and Article V herein) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or, upon the occurrence and during the continuation of an Event of Default and written notice to the applicable Grantor, and subject to the rights and remedies set forth in Section 8 of the Credit Agreement and Article V herein, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). The Collateral Agent shall at all times upon the occurrence and during the continuation of an Event of Default but subject to the terms and provisions of the Credit Agreement and Article V herein have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

Section 3.06. Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and prior written notice thereof shall have been given by the Collateral Agent to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 3.06(b):

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws, provided that any noncash (w) dividends, (x) interest, (y) principal or (z) other distributions that would constitute Pledged Stock or Pledged Notes, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement as described in Section 3.03(c) or otherwise).

(b) Upon the occurrence and during the continuation of an Event of Default and prior written notice from the Collateral Agent to the Grantor, all rights of any Grantor to dividends or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the

Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.

(c) Upon the occurrence and during the continuation of an Event of Default and prior written notice from the Collateral Agent to the Grantor, all rights of any Grantor to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a), (b) or (c) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 3.06 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

Section 4.01. Security Interest.

(a) As security for the payment or performance, as applicable, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent and its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                        all Accounts;

(ii)                     all Chattel Paper;

(iii)                  all Commercial Tort Claims listed on Schedule IV hereto;

(iv)                 all Documents;

(v)                    all Goods, including all Equipment, Inventory and Fixtures;

(vi)                 all General Intangibles (including Intellectual Property and Licenses);

(vii)              all Instruments;

(viii)           all Investment Property;

(ix)                   all Letter-of-Credit Rights;

(x)                      all books and records pertaining to the Article 9 Collateral; and

(xi)                     to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, supporting obligations and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding the foregoing, (A) the Article 9 Collateral shall not include, and no Security Interest shall be deemed granted in (i) any Equipment that is subject to a purchase money lien or capital lease permitted under the Credit Agreement to the extent the documents relating to such purchase money lien or capital lease would not permit such Equipment to be subject to the Security Interests created hereby, (ii) any property, any pledges and security interest or equity in Unrestricted Subsidiaries to the extent that the grant of a security interest therein is prohibited by any Requirements of Law of any Governmental Authority, (iii) any contract, license, agreement, or permit to the extent that such grant of a security interest therein constitutes a breach or default under or results in termination of any such contract, license, agreement, or permit or any rights of the applicable Grantor therein pursuant to the terms thereof, (iv) any Investment Property or Pledged Securities (other than Capital Stock of a Wholly Owned Subsidiary), to the extent that granting a security interest in such Investment Property or Pledged Securities is prohibited by a shareholder, joint-venture or similar agreement, except, in each case of clauses (ii), (iii) and (iv) above, to the extent that such Requirement of Law or the provision of such contract, license, agreement, permit or shareholder or similar agreement giving rise to such prohibition, breach, default or termination is ineffective under applicable law, (v) any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application, (vi) assets to the extent a Security Interest in such assets would result in adverse tax consequences as determined by the Borrower in writing delivered to the Collateral Agent, (vii) any leasehold interest related to real estate and (viii) motor vehicles and other assets subject to certificates of title; and (B) and the Article 9 Collateral shall not include any assets as to which the Administrative Agent and the Borrower have reasonably determined in writing that the burden or cost of obtaining a security interest in such assets outweighs the benefit to the Secured Parties of the security to be afforded thereby and the Grantors shall not be required to perfect a security interest in any item of Article 9 Collateral as to which the Administrative Agent and the Borrower have reasonably determined in writing that the burden or cost of perfecting a security interest in such Article 9 Collateral outweighs the benefit to the Secured Parties of the security to be afforded thereby. For the avoidance of doubt, with respect to Intellectual Property, the grant of a Security Interest herein shall not be deemed an assignment of Intellectual Property to the Collateral Agent.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of such Grantor or such description as the Collateral Agent may determine and (ii) contain the information required by Article 9 of the Uniform Commercial

Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon the Collateral Agent’s written request.

Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations or amendments thereto if filed prior to the date hereof.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, including the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything herein to the contrary, in no event shall any Grantor be required to (x) perfect a security interest in (A) any foreign Intellectual Property or (B) in any goods covered by a certificate of title, or (y) deliver (A) control agreements, (B) landlord waivers, (C) bailee letters, (D) other similar third-party documents, or (E) foreign security documents.

Section 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the other Secured Parties, as and to the extent required under Section 5.2 of the Credit Agreement that:

(a) Each Grantor has corporate or other organizational power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms in this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Security Interest constitutes (i) a valid security interest under U.S. law in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings in each governmental, municipal or other office specified in Schedule II, a perfected first priority security interest in all Article 9 Collateral in which a security interest under U.S. law may be perfected by filing, recording or registering (A) a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable U.S. law and (B) a Patent Security Agreement, a Trademark Security Agreement or a Copyright Security Agreement with the United

States Patent and Trademark Office and the United States Copyright Office, as applicable; provided, however, that additional filings may be required in the United States Patent and Trademark Office and/or United States Copyright Office to perfect the Collateral Agent’s security interest in any Intellectual Property acquired after the date hereof. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens that are permitted by the Credit Agreement.

(c) The Article 9 Collateral is and shall be owned by the Grantors free and clear of any Lien, except for Liens permitted pursuant to Section 7.3 of the Credit Agreement. Except with respect to Liens permitted pursuant to Section 7.3 of the Credit Agreement, none of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, such as have been (or will be) filed by the Collateral Agent hereunder and except for Liens permitted pursuant to Section 7.3 of the Credit Agreement. For the avoidance of doubt, licenses of Intellectual Property shall not constitute “Liens.”

(d) As of the date hereof, each Grantor hereby represents and warrants that it holds no Commercial Tort Claims with a value in excess of $2,000,000.00 other than those listed in Schedule IV.

Section 4.03. Covenants.

(a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its reasonable business judgment.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions to defend title to the Article 9 Collateral (other than Article 9 Collateral that is deemed by such Grantor to be immaterial to the conduct of its business) against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.3 of the Credit Agreement. Nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) in the judgment of its board or directors, desirable in the conduct of its business and (y) permitted by the Credit Agreement.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request in writing to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents (including execution of agreements in the form of Exhibits IV, V and VI and filing such agreements with the United States Patent and Trademark Office or United States Copyright Office, as applicable) in connection herewith or therewith.

(d) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.3 of the Credit Agreement, and may pay for the maintenance and preservation (including policies of insurance) of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization, provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens and maintenance as set forth in this Agreement or in the other Loan Documents.

(e) None of the Grantors shall grant any Liens in respect of the Article 9 Collateral, except as permitted by the Credit Agreement.

(f) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 6.5 of the Credit Agreement. Each Grantor appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact), upon the occurrence and during the continuation of an Event of Default, for the purpose of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.

(g) Each Grantor shall maintain, in form and manner consistent with its reasonable business judgment, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

Section 4.04. Other Actions. In order to insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. Each Grantor represents and warrants that each Instrument and each item of Tangible Chattel Paper, other than any of the foregoing issued in the ordinary course of business, with a value in excess of $2,000,000 in existence on the date hereof has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any Grantor shall at any time hold or acquire any Instruments or Chattel Paper with a value in excess of $2,000,000 or any such Instrument or Tangible Chattel Paper with a value that when taken together with the value of any Instrument or Tangible Chattel Paper not previously endorsed, assigned and delivered to the Collateral Agent exceeds $2,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by undated instruments of transfer or assignment duly executed in blank reasonably acceptable to the Collateral Agent.

(c) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of $2,000,000, such Grantor shall immediately notify the Collateral Agent in writing signed by such Grantor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

Section 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Each Grantor agrees that it will not do any act or omit to do any act whereby it is reasonably foreseeable any Patent owned or exclusively licensed by such Grantor that is material to the conduct of such Grantor’s business and included in the Article 9 Collateral would become invalidated or dedicated to the public, (except at the end of its statutory term) and agrees that it shall continue to mark any products covered by a Patent owned or exclusively licensed by such Grantor with the relevant patent number as necessary and sufficient in its reasonable business judgment to establish and preserve its material rights under applicable patent laws.

(b) Except as could reasonably not be expected to result in a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for each registered Trademark owned by such Grantor, material to the conduct of such Grantor’s business and included in the Article 9 Collateral, (i) maintain (at least as done in the past) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) use commercially reasonable efforts to maintain substantially the same (or better) quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration (or, if such Trademark is unregistered, display such Trademark with notice as required for unregistered Trademarks) to the extent necessary and sufficient in its reasonable business judgment to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in any violation of any third party rights.

(c) Except as could not reasonably be expected to result in a Material Adverse Effect, each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright owned by such Grantor, material to the conduct of such Grantor’s business and included in the Article 9 Collateral, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient in its reasonable judgment to establish and preserve its material rights under applicable copyright laws, except at the end of its statutory term.

(d) Except as could not reasonably be expected to result in a Material Adverse Effect, each Grantor shall notify the Collateral Agent as soon as reasonably practicable (but in any event within 30 Business Days) if it knows that any Patent, Trademark or Copyright owned or exclusively licensed by such Grantor and material to the conduct of its business could reasonably be expected to become abandoned, lost or dedicated to the public (except at the end of its statutory term), or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court) regarding such Grantor’s ownership of any material Patent, Trademark or Copyright (other than, for the avoidance of doubt, office actions that arise in the ordinary course of prosecution of any pending applications for patenting or registering any Intellectual Property or that are immaterial in the reasonable business judgment of Borrower).

(e)    Whenever any Grantor, either itself or through any agent, employee, licensee or designee, shall file an application with respect to any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, such Grantor shall (i) report such filing to the Collateral Agent concurrently with the delivery of the financial statements referred to in Section 6.1(a) or 6.1(b) in the Credit Agreement and (ii) at such time execute and deliver a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement with respect to any such Copyrights, Patents or Trademarks, as applicable and, at the request of the Collateral Agent, any and all other agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such applied for or registered Patent, Trademark or Copyright.

(f)     Except as could not reasonably be expected to result in a Material Adverse Effect, each Grantor will take all commercially reasonable necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to the extent necessary in its reasonable business judgment, to maintain and prosecute each registration or application that is material to the conduct of such Grantor’s business relating to the Patents, Trademarks and/or Copyrights owned by such Grantor (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is owned by Grantor and material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees except as such Grantor may otherwise decide in its reasonable business judgment, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)    Except as could not reasonably be expected to result in a Material Adverse Effect, in the event that any Grantor knows that any Article 9 Collateral consisting of a material Patent, Trademark or Copyright owned or exclusively licensed by such Grantor and material to the conduct of any Grantor’s business has been infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as Grantor shall reasonably deem appropriate under the circumstances to protect such material Intellectual Property and (ii) if such Intellectual Property is of material economic value to such Grantor, notify the Collateral Agent as soon as reasonably practicable after it learns thereof and, if consistent with such Grantor’s reasonable business judgment, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution (and take any actions required by applicable law prior to instituting such suit), and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral. Nothing in this Agreement shall prevent any Grantor from discontinuing the use or maintenance of any Article 9 Collateral consisting of a Patent, Trademark or Copyright, or require any Grantor to pursue any claim of infringement, misappropriation or dilution, if (x) such Grantor so determines in its good business judgment and (y) it is not prohibited by the Credit Agreement.

(h)    Upon and during the continuation of an Event of Default, each Grantor shall, at the reasonable request of the Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each material Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

Remedies

Section 5.01. Remedies upon Default. Upon the occurrence and during the continuation of an Event of Default, it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, for the ratable benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than (i) in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained or (ii) if such action would result in the invalidity, unenforceability, abandonment, cancellation or voiding of such intellectual property), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors not less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Any such notice shall (i) in the case of a public sale, state the time and place for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated and (iii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement, all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Section 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral pursuant to this Article V, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent and the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have sole and absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 5.03. Grant of License To Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent a nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense, subject to reasonable quality control in favor of such Grantor, any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of the foregoing licenses shall be effective at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default.

Section 5.04. Securities Act. Each Grantor understands that compliance with the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder might limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the

Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the prospective purchasers to a limited number of investors who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

Section 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), Borrower agrees that (a) in the event a payment of any Secured Obligation shall be made by any Guarantor under this Agreement, Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part any Secured Obligation owed to any Secured Party, Borrower shall indemnify such Grantor in an amount equal to the fair value of the assets so sold.

Section 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a “Contributing Party”) agrees (subject to Section 6.03) that, to the extent any other Guarantor hereunder shall have paid (or shall be deemed to have paid, as a result of a sale of the Collateral owned by it in accordance with Sections 5.01 or 5.03 herein) more than its proportionate share of any payment hereunder in respect of any Obligation owed to any Secured Party and such other Guarantor or Grantor (the “Claiming Party”) shall not have been fully indemnified by Borrower as provided in Section 6.01, the Claiming Party shall be entitled to seek and receive contribution from the Contributing Parties which have not paid their respective share of such payment. Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

Section 6.03. Subordination. Notwithstanding any provision in this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations (other than indemnification obligations not then due). No failure on the part of Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its Secured Obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the Secured Obligations of such Guarantor or Grantor hereunder.

ARTICLE VII

Miscellaneous

Section 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted in this Agreement) be in writing and given as provided in Section 10.2 of the Credit Agreement, provided that any communication or notice hereunder from the Collateral Agent to any Loan Party upon the occurrence and during the continuation of an Event of Default may be given by telephone if promptly confirmed in writing. All communications and notices hereunder to any Guarantor shall be given to it in care of Borrower as provided in Section 10.2 of the Credit Agreement.

Section 7.02. Waivers; Amendment.

(a)    No failure or delay by any Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision in this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.1 of the Credit Agreement; provided further, that no consent shall be required in connection with any automatic termination or release in accordance with Section 7.13, except for any consent required by Section 7.13(c), if any.

Section 7.03. Collateral Agent’s Fees and Expenses. The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket costs and expenses incurred hereunder as provided in Section 10.5 of the Credit Agreement.

Section 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor, Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns and shall inure to the benefit of the other Secured Parties and their respective successors and assigns.

Section 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

Section 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or Adobe PDF e-mail shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest in this Agreement or in the Collateral (and any such assignment or transfer shall be void) except as contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

Section 7.07. Severability. Any provision in this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right after the occurrence and during the continuance of an Event of Default, without prior notice to Parent or the Borrower, any such notice being expressly waived by Parent and the Borrower to the extent permitted by applicable law, upon any amount becoming overdue and payable by Parent or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final other than payroll, tax or trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Parent or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 7.09. Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Agreement shall be governed by and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction will be required thereby.

(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Issuing Bank, any Lender or any Loan Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document in the courts of any jurisdiction.

(c)    Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 7.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

Section 7.11. Headings. Article and Section headings and the Table of Contents used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 7.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations (except as provided herein or in any other Loan Document), or (d) any other circumstance that might otherwise constitute a defense (other than defense of payment or performance) available to, or a discharge of, any Grantor or Guarantor in respect of the Secured Obligations or this Agreement. Each of the Grantors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Grantor or otherwise.

Section 7.13. Termination or Release.

(a)    This Agreement and the Guarantees made in this Agreement shall terminate and the Security Interest and all other security interests granted hereby shall be automatically released when all the Obligations have been paid in full in cash (other than indemnities and other contingent liabilities not then due that expressly survive repayment of the Loans and termination of the Facility), the L/C Obligations have been terminated (or have been cash collateralized or backstopped by back to back letters of credit in each case pursuant to arrangements reasonably satisfactory to the Issuing Bank) and the Lenders have no further Commitment to lend or issue Letters of Credit under the Credit Agreement.

(b)    A Person which was a Loan Party immediately prior to the consummation of any transaction permitted by the Credit Agreement shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Person shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Person ceases to be a Loan Party.

(c)    Upon any sale or other transfer (including a windup or dissolution) by any Grantor of any Collateral that is permitted under the Credit Agreement (other than any such transfer to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.1 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)    In connection with any termination or release of any Security Interest created hereunder, the Collateral Agent shall execute and deliver to any Person, at such Person’s expense, all documents that such Person shall reasonably request to evidence such termination or release of its obligations or the Security Interests in its Collateral. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

Section 7.14. Additional Subsidiaries. Pursuant to Section 6.9 of the Credit Agreement, each Subsidiary of Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement and required pursuant to Section 6.9 of the Credit Agreement to enter in this Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary shall do so (in accordance with Section 6.9 of the Credit Agreement). Upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Guarantor and Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor in this Agreement. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuation of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (b) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (c) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, provided that nothing in this Agreement contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby; provided further that the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.15 unless an Event of Default shall have occurred and be continuing. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them in this Agreement, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 7.16. Further Assurances. Notwithstanding anything to the contrary herein, the parties hereto agree to comply with the requirements set forth in Section 6.10 of the Credit Agreement.

Section 7.17. Waivers, Etc. Each Qualified Counterparty and each Cash Management Bank (in its capacity as such, and to the extent such Person is a Secured Party), by becoming a Secured Party, shall be deemed to make the waivers, appointments, exculpations, acknowledgments, agreements and delegations in favor of the Collateral Agent that the Lenders make in Section 9 of the Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

RADIATION THERAPY SERVICES HOLDINGS, INC., as a Grantor and a Guarantor

By:	/s/ Erin L. Russell
	Name:	Erin L. Russell
Title:

RTS MERGERCO, INC., as Borrower and a Grantor

By:	/s/ Erin L. Russell
	Name:	Erin L. Russell
Title:

RADIATION THERAPY SERVICES, INC., as Borrower and a Grantor

By:	/s/ David Watson
	Name:	David Watson
	Title:	Executive Vice President and Chief Financial Officer

[Guaranty and Collateral Agreement]

21ST CENTURY ONCOLOGY MANAGEMENT SERVICES, INC.

21ST CENTURY ONCOLOGY OF ALABAMA, INC.

21ST CENTURY ONCOLOGY OF ARIZONA, INC.

21ST CENTURY ONCOLOGY OF HARFORD COUNTY MARYLAND, LLC

21ST CENTURY ONCOLOGY OF JACKSONVILLE, INC.

21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.

21ST CENTURY ONCOLOGY OF PRINCE GEORGES COUNTY, MARYLAND, LLC

21ST CENTURY ONCOLOGY OF SOUTH CAROLINA, LLC

21ST CENTURY ONCOLOGY, INC.

AMERICAN CONSOLIDATED TECHNOLOGIES, L.L.C.

ARIZONA RADIATION THERAPY MANAGEMENT SERVICES, INC.

BERLIN RADIATION THERAPY TREATMENT CENTER, LLC

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.

DEVOTO CONSTRUCTION OF SOUTHWEST FLORIDA, INC.

FINANCIAL SERVICES OF SOUTHWEST FLORIDA, LLC

MARYLAND RADIATION THERAPY MANAGEMENT SERVICES, INC.

MICHIGAN RADIATION THERAPY MANAGEMENT SERVICES, INC.

NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, INC.

RADIATION THERAPY SERVICES INTERNATIONAL, INC.

WEST VIRGINIA RADIATION THERAPY SERVICES, INC.
as Subsidiary Guarantors and Grantors

By:	/s/ David Watson
	Name:	David Watson
	Title:	Vice President

[Guaranty and Collateral Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Kurt Brechnitz
	Name:	Kurt Brechnitz
	Title:	Managing Director

[Guaranty and Collateral Agreement]

SCHEDULES

TO THE

GUARANTY AND COLLATERAL AGREEMENT

dated as of

February 21, 2008

among

RADIATION THERAPY SERVICES HOLDINGS, INC.,

RADIATION THERAPY SERVICES, INC.
(as successor to RTS MERGERCO, INC.),

as Borrower

THE SUBSIDIARIES OF RADIATION THERAPY SERVICES, INC.
FROM TIME TO TIME PARTY HERETO

and

WACHOVIA BANK, NATIONAL ASSOCIATION

as Collateral Agent

SCHEDULE I

SUBSIDIARY GUARANTORS

21st Century Oncology of Alabama, Inc.

Arizona Radiation Therapy Management Services, Inc.

California Radiation Therapy Management Services, Inc.

21st Century Oncology of Jacksonville, Inc.

21st Century Oncology, Inc.

21st Century Oncology of Harford County Maryland, LLC

Berlin Radiation Therapy Treatment Center, LLC

American Consolidated Technologies, LLC

Nevada Radiation Therapy Management Services, Incorporated

21st Century Oncology of New Jersey, Inc.

New York Radiation Therapy Management Services, Inc.

North Carolina Radiation Therapy Management Services, Inc.

West Virginia Radiation Therapy Services, Inc.

21st Century Oncology of Arizona, Inc.

Devoto Construction of Southwest Florida, Inc.

Financial Services of Southwest Florida, LLC

Radiation Therapy Services International, Inc.

21st Century Oncology Management Services, Inc.

Maryland Radiation Therapy Management Services, Inc.

21st Century Oncology of Prince Georges County, Maryland, LLC

Michigan Radiation Therapy Management Services, Inc.

21st Century Oncology of South Carolina, LLC

2

SCHEDULE II

PLEDGED STOCK; PLEDGED NOTES

Name of Entity	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

RTS Mergerco, Inc.	Radiation Therapy Services, Holdings, Inc.	1	100	100%

Radiation Therapy Services, Holdings, Inc.	Radiation Therapy Investments, LLC 1	1	1000	100%

Radiation Therapy Services, Inc.	Radiation Therapy Services Holdings, Inc.	1	100	100%

21st Century Oncology of Alabama, Inc.	Radiation Therapy Services, Inc.	1	100	100%

Arizona Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

California Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Century Oncology of Jacksonville, Inc.	Radiation Therapy Services, Inc.	3	100	100%

Devoto Construction of Southwest Florida, Inc.	Radiation Therapy Services, Inc.	1	100	100%

Financial Services of Southwest Florida, LLC	Radiation Therapy Services, Inc. (f/k/a Radiation Therapy Regional Centers, Inc.)	6	500	100%

21st Century Oncology, Inc.	Radiation Therapy Services, Inc. (f/k/a Radiation Therapy Regional Centers, Inc.)	6	600	100%

Radiation Therapy Services International, Inc.	Radiation Therapy Services, Inc.	3	10	100%

21st Century Oncology Management Services, Inc.	21st Century Oncology, Inc.	1	200	100%

Maryland Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Century Oncology of Harford County Maryland, LLC	Maryland Radiation Therapy Management Services, Inc.	N/A	Member	100%

3

Name of Entity	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

21st Century Oncology of Prince Georges County, Maryland, LLC	Maryland Radiation Therapy Management Services, Inc.	N/A	Member	100%

Berlin Radiation Therapy Treatment Center, LLC.	Maryland Radiation Therapy Management Services, Inc.	N/A	Member	100%

Michigan Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	200	100%

American Consolidated Technologies, L.L.C.	Michigan Radiation Therapy Management Services, Inc.	N/A	Member	100%

Nevada Radiation Therapy Management Services, Incorporated	Radiation Therapy Services, Inc.	7	600	100%

21st Century Oncology of New Jersey, Inc.	Radiation Therapy Services, Inc.	1	200	100%

New York Radiation Therapy Management Services, Incorporated	Radiation Therapy Services, Inc. (f/k/a Radiation Therapy Regional Centers, Inc.)	7	600	100%

North Carolina Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Century Oncology of South Carolina, LLC.	Radiation Therapy Services, Inc.	N/A	Member	100%

West Virginia Radiation Therapy Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Oncology of Arizona, Inc.	Radiation Therapy Services, Inc.	1	100	100%

PLEDGED NOTES

None.

4

SCHEDULE III

INTELLECTUAL PROPERTY

1.                          Company Intellectual Property

(a)        Trademarks:

Mark	Country	Status	App. No./ Reg. No.	App. Date/ Reg. Date	Goods/Services	Owner
21ST CENTURY ONCOLOGY	U.S. State (Alabama)	Registered	109244	7/7/04	(Int. Cl. 35) Advertising and business.	21st Century Oncology of AL, Inc. Alabama Corporation 2234 Colonial Blvd. Fort Myers, FL 33907

(b)       Copyrights:

Title	Status	App. No./ Reg. No.	App. Date/ Reg. Date	Owner
Corporate compliance manual.	Registered	TXu860539	6/12/98	Radiation Therapy Services, Inc.
PROCAT-protocol office assistant for clinical trail software.	Registered	TXu728845	8/2/99	21st Century Oncology, Inc.

(c)        Domain Names:

domain name	Registrant	Exp. Date
21stcenturyoncology.biz	Margarita Suarez	3/22/09
c/o Radiation Therapy Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907
21stcenturyoncology.com	RTSI	12/15/08
Radiation Therapy Regional Ctr.
2234 Colonial Blvd.
Fort Myers, FL 33907
21stcenturyoncology.info	Margarita Suarez	3/23/09
c/o Radiation Therapy Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

5

domain name	Registrant	Exp. Date
21stcenturyoncology.net	Radiation Therapy Services, Inc.	3/23/09
2234 Colonial Blvd.
Fort Myers, FL 33907
21stcenturyoncologyinc.biz	Margarita Suarez	1/4/17
Radiation Therapy Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907
21stcenturyoncologyinc.com	Radiation Therapy Services, Inc.	1/5/17
2234 Colonial Blvd.
Fort Myers, FL 33907
21stcenturyoncologyinc.info	Margarita Suarez	1/5/17
c/o Radiation Therapy Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907
21stcenturyoncologyinc.net	Margarita Suarez	1/5/17
c/o Radiation Therapy Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907
owan.com	RTSI	7/22/08
2234 Colonial Blvd.
Fort Myers, FL 33907
owan.net	Radiation Therapy Services, Inc.	11/13/10
2234 Colonial Blvd.
Fort Myers, FL 33907
radiationtherapyservices.com	RTSI	7/18/08
2234 Colonial Blvd.
Fort Myers, FL 33907
radtherapyassoc.com	Radiation Therapy Services, Inc.	4/15/08
2234 Colonial Blvd.
Fort Myers, FL 33907
twenty-first-century.com	Twenty First Century Oncology	9/28/09
1850 Boyscout Dr.
Number 101A
Fort Myers, FL 33907
radiationtherapyservicesinc.biz	Margarita Suarez	1/4/17
c/o Radiation Therapy Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907
radiationtherapyservicesinc.com	Radiation Therapy Services, Inc.	1/5/17
2234 Colonial Blvd.
Fort Myers, Florida 33907
radiationtherapyservicesinc.info	Radiation Therapy	1/5/17

6

domain name	Registrant	Exp. Date
Services, Inc.
2234 Colonial Blvd.
Fort Myers, Florida 33907
radiationtherapyservicesinc.net	Radiation Therapy Services, Inc.	1/5/17
2234 Colonial Blvd.
Fort Myers, Florida 33907
21stcenturyoncology.us	Radiation Therapy Services, Inc.	3/22/17
2234 Colonial Blvd.
Fort Myers, Florida 33907
glogutstein.com	ATTN:	9/30/16
GLOGUTSTEIN.COM
c/o/ Network Solutions
goldbergersurgery.com	RTSI	9/17/16
2234 Colonial Blvd.
Fort Myers, Florida 33907
mrmgmt.com	RTSI	4/13/16
2234 Colonial Blvd.
Fort Myers, Florida 33907
dolphinmedical-az.com	RTSI	7/18/11
2234 Colonial Blvd.
Fort Myers, Florida 33907
advmedsvc.org	RTSI	3/21/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
tvgynonc.com	RTSI	4/1/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
prostateseeds.org	RTSI	3/12/11
2234 Colonial Blvd.
Fort Myers, Florida 33907
imaginginitiatives.com	RTSI	7/14/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
prostatecancercenters.com	RTSI	11/3/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
greenbeltcancercenter.com	RTSI	7/24/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

7

domain name	Registrant	Exp. Date
southwestfloridaurology.com	RTSI	1/29/12
2234 Colonial Blvd.
Fort Myers, Florida 33907
swfua.com	RTSI	1/29/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
advmedsvc.net	RTSI	3/21/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
rtsx.com	RTSI	5/2/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
riversideoncologycenter.com	RTSI	12/20/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
prostateseeds.net	RTSI	3/12/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
flagynonc.com	RTSI	6/8/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
rtsx2.com	RTSI	4/30/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
valleycancercenter.com	RTSI	11/26/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
prostatecancercenters.org	RTSI	11/3/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
advmedsvc.com	RTSI	3/21/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
gbroc.com	RTSI	3/11/09
2234 Colonial Blvd.
Fort Myers, Florida 33907
riverhill.com	RTSI	10/28/08
2234 Colonial Blvd.
Fort Myers, Florida 33907
prostatecancercenters.net	RTSI	11/3/08

8

domain name	Registrant	Exp. Date
2234 Colonial Blvd.
Fort Myers, Florida 33907
colorectalinstitute.com	RTSI	10/21/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

(d) Registered fictitious names:

Registered Fictitious Name	State
21st Century Oncology	Alabama
21st Century Oncology of Alabama	Alabama
Redding Cancer Treatment Center, Inc.	California
Santa Monica Cancer Treatment Center, Inc.	California
Beverly Hills Radiation Oncology, Inc.	California
Associates In General And Vascular Surgery	Florida
Boca Raton Radiation Therapy Regional Center	Florida
Breast Care Specialists Of Florida	Florida
Central Radiation Therapy Institute	Florida
Charlotte County Radiation Therapy Regional Center	Florida
Collier Radiation Therapy Regional Center	Florida
The Colo-Rectal Institute	Florida
The Colorectal Institute	Florida
Comprehensive Breast Center Of Coral Springs	Florida
Coral Springs Radiation Therapy Regional Center	Florida
Crestview Cancer Center	Florida
Defuniak Springs Cancer Center	Florida
Englewood Radiation Therapy Regional Center	Florida
Florida Gynecologic Oncology	Florida
Florida Specialists In Urology	Florida
Florida Urology Physicians	Florida
Naples Breast Surgery Center	Florida
Okaloosa Radiation Therapy Regional Center	Florida
Sarasota Radiation Therapy Regional Center	Florida
South Florida Gynecologic Oncology	Florida
South Florida Radiotherapy Center	Florida
Southwest Florida Equipment	Florida
Southwest Florida Urologic Associates	Florida
Tamarac Radiation Therapy Center	Florida
Urology Treatment Center	Florida
Venice Radiation Therapy Regional Center	Florida
William M. Letson Jr., MD	Florida
Danville Radiation Therapy Center	Kentucky

9

Bluegrass Cancer Center	Kentucky
Bluegrass Radiation Oncology Center	Kentucky
Cancer Centers of Michigan	Michigan
Heart Alert	Michigan
MIRO Cancer Centers	Michigan
A Cancer Center	Michigan
Michigan Institute for Radiation Oncology	Michigan
University Center for Internal Medicine	Michigan
Michigan Gynecology Center	Michigan
Michigan Cancer Helpline	Michigan
American Hematology/Oncology Center	Michigan
Michigan Comprehensive Cancer Institute	Michigan
MIRO-Monroe Cancer Center	Michigan
MIRO Community Cancer Center	Michigan
MIRO Clarkston Cancer Center	Michigan
MIRO-Monroe	Michigan
MIRO Cancer Centers	Michigan
MIRO-Monroe Radiation Oncology Center	Michigan
MIRO Cancer Care Center	Michigan
MIRO Affiliated Radiation Oncology Centers	Michigan
MIRO-Farmington Hills	Michigan
MIRO-Madison Heights	Michigan
Michigan Radiation Oncology	Michigan
Cancer Centers of Michigan	Michigan
Clark County Radiation Regional Therapy Center	Nevada
Radiation Oncology Center of Henderson	Nevada
Westchester County Radiation Therapy Regional Center	New York

10

SCHEDULE IV

COMMERCIAL TORT CLAIMS

None.

11

Exhibit I to the

Collateral Agreement

SUPPLEMENT NO.          dated as of [ ], to the Guaranty and Collateral Agreement (the “Collateral Agreement”) dated as of February 21, 2008, among RADIATION THERAPY SERVICES HOLDINGS, INC., a Delaware corporation (“Parent”), RADIATION THERAPY SERVICES, INC., a Florida corporation (“Borrower”),, each subsidiary of Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”); the Subsidiary Guarantors and Borrower are referred to collectively herein as the “Grantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, (“Wachovia”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A.     Reference is made to the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, Borrower, the lenders from time to time party thereto, Wachovia, as Administrative Agent and the other financial institutions party thereto.

B.     Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C.     The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of the Collateral Agreement provides that additional Subsidiaries of Borrower may become Subsidiary Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become Subsidiary Guarantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.       In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Guarantor and Grantor there-under and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the

Exh. I-1

New Subsidiary. Each reference to a “Subsidiary Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated in this Agreement by reference.

SECTION 2.       The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.       This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or Adobe PDF email shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.       The New Subsidiary hereby represents and warrants that set forth (a) under its signature hereto is (i) the true and correct legal name of the New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number and its organizational identification number and (iv) the location of its chief executive office and (b) on Schedule I hereto all Capital Stock, Instruments, Copyright, Patent and Trademark registrations, applications and licenses owned by such New Subsidiary.

SECTION 5.       Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6.      THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.       Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.       All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9.       The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

Exh. I-2

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

By:
Name:
Title:

Legal Name: Jurisdiction of Formation: Location of Chief Executive Office:

WACHOVIA BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT,

By:
Name: Title:

Exh. I-3

Schedule I

to the Supplement No.

to the Collateral Agreement

CAPITAL STOCK

Number and
	Number of	Registered	Class of	Percentage of
Issuer	Certificate	Owner	Capital Stock	Capital Stock

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

I.              Copyright Registrations

		Registration	Expiration
Registered Owner	Title	Number	Date

II.            Copyright Applications

		Registration	Date
Registered Owner	Title	Number	Filed

III.           Copyright Licenses

			Registration	Expiration
Licensee	Licensor	Title	Number	Date

IV.           Patents

		Registration	Expiration
Registered Owner	Mark	Number	Date

V.            Patent Applications

		Registration	Date
Registered Owner	Mark	Number	Filed

VI.                                 Patent Licenses

			Registration	Expiration
Licensee	Licensor	Mark	Number	Date

VII.          Trademark Registrations

		Registration	Expiration
Registered Owner	Type	Number	Date

Exh. II-2

VIII.        Trademark Applications

		Registration	Date
Registered Owner	Type	Number	Filed

IX.                                Trademark Licenses

			Registration	Expiration
Licensee	Licensor	Type	Number	Date

Exh. II-3

Exhibit II

to the Collateral Agreement

Form of Copyright Security Agreement

Copyright Security Agreement, dated as of [    ], by [    ] and [                      ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantors are party to a Guaranty and Collateral Agreement dated as of February 21, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Agreement and used herein have the meaning given to them in the Collateral Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all right, title and interest in or to any and all of the following Pledged Collateral of such Grantor:

(a) Copyrights of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3. The Collateral Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to con-

flict with the Collateral Agreement, the provisions of the Collateral Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Collateral Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

2

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantor]

By:
Name:
Title:

Accepted and Agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

4

Exhibit III to the

Collateral Agreement

Form of Patent Security Agreement

Patent Security Agreement, dated as of [    ], by [    ] and [                  ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantors are party to a Guaranty and Collateral Agreement dated as of February 21, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Agreement and used herein have the meaning given to them in the Collateral Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all right, title and interest in or to any and all of the following Pledged Collateral of such Grantor:

(a) Patents of such Grantor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing.

SECTION 3. The Collateral Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Collateral Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

2

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantors]

By:
Name:
Title:

Accepted and Agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patents:

OWNER	REGISTRATION NUMBER	NAME

Patent Applications:

OWNER	APPLICATION NUMBER	NAME

4

Exhibit IV to the

Collateral Agreement

Form of Trademark Security Agreement

Trademark Security Agreement, dated as of [   ], by [   ] and [                ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, the Grantors are party to a Guaranty and Collateral Agreement dated as of February 21, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Collateral Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Collateral Agreement and used herein have the meaning given to them in the Collateral Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all of its right, title and interest in or to any and all of the following Pledged Collateral of such Grantor:

(a) Trademarks of such Grantor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application).

Notwithstanding the foregoing, no Security Interest or pledge shall be deemed granted in, or with respect to, any United States intent-to-use trademark application to the extent and for so long as creation by a Grantor of a Security Interest therein would impair the validity or enforceability of such intent-to-use trademark application.

SECTION 3. The Collateral Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Collateral Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Collateral Agreement, the provisions of the Collateral Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Collateral Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[Grantors]

By:
Name:
Title:

Accepted and Agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

4

EXECUTION COPY

SCHEDULES

TO THE

GUARANTY AND COLLATERAL AGREEMENT

dated as of

February 21, 2008

among

RADIATION THERAPY SERVICES HOLDINGS, INC.,

RADIATION THERAPY SERVICES, INC.
(as successor to RTS MERGERCO, INC.),

as Borrower

THE SUBSIDIARIES OF RADIATION THERAPY SERVICES, INC.
FROM TIME TO TIME PARTY HERETO

and

WACHOVIA BANK, NATIONAL ASSOCIATION

as Collateral Agent

SCHEDULE I

SUBSIDIARY GUARANTORS

21st Century Oncology of Alabama, Inc.

Arizona Radiation Therapy Management Services, Inc.

California Radiation Therapy Management Services, Inc.

21st Century Oncology of Jacksonville, Inc.

21st Century Oncology, Inc.

21st Century Oncology of Harford County Maryland, LLC

Berlin Radiation Therapy Treatment Center, LLC

American Consolidated Technologies, LLC

Nevada Radiation Therapy Management Services, Incorporated

21st Century Oncology of New Jersey, Inc.

New York Radiation Therapy Management Services, Inc.

North Carolina Radiation Therapy Management Services, Inc.

West Virginia Radiation Therapy Services, Inc.

21st Century Oncology of Arizona, Inc.

Devoto Construction of Southwest Florida, Inc.

Financial Services of Southwest Florida, LLC

Radiation Therapy Services International, Inc.

21st Century Oncology Management Services, Inc.

Maryland Radiation Therapy Management Services, Inc.

21st Century Oncology of Prince Georges County, Maryland, LLC

Michigan Radiation Therapy Management Services, Inc.

21st Century Oncology of South Carolina, LLC

2

SCHEDULE II

PLEDGED STOCK; PLEDGED NOTES

Name of Entity	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

RTS Mergerco, Inc.	Radiation Therapy Services, Holdings, Inc.	1	100	100%

Radiation Therapy Services, Holdings, Inc.	Radiation Therapy Investments, LLC 1	1	1000	100%

Radiation Therapy Services, Inc.	Radiation Therapy Services Holdings, Inc.	1	100	100%

21st Century Oncology of Alabama, Inc.	Radiation Therapy Services, Inc.	1	100	100%

Arizona Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

California Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Century Oncology of Jacksonville, Inc.	Radiation Therapy Services, Inc.	3	100	100%

Devoto Construction of Southwest Florida, Inc.	Radiation Therapy Services, Inc.	1	100	100%

Financial Services of Southwest Florida, LLC	Radiation Therapy Services, Inc. (f/k/a Radiation Therapy Regional Centers, Inc.)	6	500	100%

21st Century Oncology, Inc.	Radiation Therapy Services, Inc. (f/k/a Radiation Therapy Regional Centers, Inc.)	6	600	100%

Radiation Therapy Services International, Inc.	Radiation Therapy Services, Inc.	3	10	100%

21st Century Oncology Management Services, Inc.	21st Century Oncology, Inc.	1	200	100%

Maryland Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Century Oncology of Harford County Maryland, LLC	Maryland Radiation Therapy Management Services, Inc.	N/A	Member	100%

3

Name of Entity	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

21st Century Oncology of Prince Georges County, Maryland, LLC	Maryland Radiation Therapy Management Services, Inc.	N/A	Member	100%

Berlin Radiation Therapy Treatment Center, LLC.	Maryland Radiation Therapy Management Services, Inc.	N/A	Member	100%

Michigan Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	200	100%

American Consolidated Technologies, L.L.C.	Michigan Radiation Therapy Management Services, Inc.	N/A	Member	100%

Nevada Radiation Therapy Management Services, Incorporated	Radiation Therapy Services, Inc.	7	600	100%

21st Century Oncology of New Jersey, Inc.	Radiation Therapy Services, Inc.	1	200	100%

New York Radiation Therapy Management Services, Incorporated	Radiation Therapy Services, Inc. (f/k/a Radiation Therapy Regional Centers, Inc.)	7	600	100%

North Carolina Radiation Therapy Management Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Century Oncology of South Carolina, LLC.	Radiation Therapy Services, Inc.	N/A	Member	100%

West Virginia Radiation Therapy Services, Inc.	Radiation Therapy Services, Inc.	1	100	100%

21st Oncology of Arizona, Inc.	Radiation Therapy Services, Inc.	1	100	100%

PLEDGED NOTES

None.

4

SCHEDULE III

INTELLECTUAL PROPERTY

1.             Company Intellectual Property

(a)           Trademarks:

Mark	Country	Status	App. No./ Reg. No.	App. Date/ Reg. Date	Goods/Services	Owner
21ST CENTURY ONCOLOGY	U.S. State (Alabama)	Registered	109244	7/7/04	(Int. Cl. 35) Advertising and business.	21st Century Oncology of AL, Inc. Alabama Corporation 2234 Colonial Blvd. Fort Myers, FL 33907

(b)                    Copyrights:

Title	Status	App.No./ Reg. No.	App. Date/ Reg. Date	Owner
Corporate compliance manual.	Registered	TXu860539	6/12/98	Radiation Therapy Services, Inc.

PROCAT-protocol office assistant for clinical trail software.	Registered	TXu728845	8/2/99	21st Century Oncology, Inc.

(c)                    Domain Names:

domain name	Registrant	Exp. Date

21stcenturyoncology.biz	Margarita Suarez	3/22/09
c/o Radiation Therapy
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

21stcenturyoncology.com	RTSI	12/15/08
Radiation Therapy
Regional Ctr.
2234 Colonial Blvd.
Fort Myers, FL 33907

21stcenturyoncology.info	Margarita Suarez	3/23/09
c/o Radiation Therapy
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

5

domain name	Registrant	Exp. Date

21stcenturyoncology.net	Radiation Therapy	3/23/09
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

21stcenturyoncologyinc.biz	Margarita Suarez	1/4/17
Radiation Therapy
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

21stcenturyoncologyinc.com	Radiation Therapy	1/5/17
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

21stcenturyoncologyinc.info	Margarita Suarez	1/5/17
c/o Radiation Therapy
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

21stcenturyoncologyinc.net	Margarita Suarez	1/5/17
c/o Radiation Therapy
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

owan.com	RTSI	7/22/08
2234 Colonial Blvd.
Fort Myers, FL 33907

owan.net	Radiation Therapy	11/13/10
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

radiationtherapyservices.com	RTSI	7/18/08
2234 Colonial Blvd.
Fort Myers, FL 33907

radtherapyassoc.com	Radiation Therapy	4/15/08
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

twenty-first-century.com	Twenty First Century	9/28/09
Oncology
1850 Boyscout Dr.
Number 101A
Fort Myers, FL 33907

radiationtherapyservicesinc.biz	Margarita Suarez	1/4/17
c/o Radiation Therapy
Services, Inc.
2234 Colonial Blvd.
Fort Myers, FL 33907

radiationtherapyservicesinc.com	Radiation Therapy	1/5/17
Services, Inc.
2234 Colonial Blvd.
Fort Myers, Florida 33907

6

domain name	Registrant	Exp. Date

radiationtherapyservicesinc.info	Radiation Therapy	1/5/17
Services, Inc.
2234 Colonial Blvd.
Fort Myers, Florida 33907

radiationtherapyservicesinc.net	Radiation Therapy	1/5/17
Services, Inc.
2234 Colonial Blvd.
Fort Myers, Florida 33907

21stcenturyoncology.us	Radiation Therapy	3/22/17
Services, Inc.
2234 Colonial Blvd.
Fort Myers, Florida 33907

glogutstein.com	ATTN:	9/30/16
GLOGUTSTEIN.COM
c/o/ Network Solutions

goldbergersurgery.com	RTSI	9/17/16
2234 Colonial Blvd.
Fort Myers, Florida 33907

mrmgmt.com	RTSI	4/13/16
2234 Colonial Blvd.
Fort Myers, Florida 33907

dolphinmedical-az.com	RTSI	7/18/11
2234 Colonial Blvd.
Fort Myers, Florida 33907

advmedsvc.org	RTSI	3/21/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

tvgynonc.com	RTSI	4/1/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

prostateseeds.org	RTSI	3/12/11
2234 Colonial Blvd.
Fort Myers, Florida 33907

imaginginitiatives.com	RTSI	7/14/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

prostatecancercenters.com	RTSI	11/3/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

greenbeltcancercenter.com	RTSI	7/24/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

7

domain name	Registrant	Exp. Date

southwestfloridaurology.com	RTSI	1/29/12
2234 Colonial Blvd.
Fort Myers, Florida 33907

swfua.com	RTSI	1/29/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

advmedsvc.net	RTSI	3/21/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

rtsx.com	RTSI	5/2/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

riversideoncologycenter.com	RTSI	12/20/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

prostateseeds.net	RTSI	3/12/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

flagynonc.com	RTSI	6/8/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

rtsx2.com	RTSI	4/30/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

valleycancercenter.com	RTSI	11/26/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

prostatecancercenters.org	RTSI	11/3/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

advmedsvc.com	RTSI	3/21/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

gbroc.com	RTSI	3/11/09
2234 Colonial Blvd.
Fort Myers, Florida 33907

riverhill.com	RTSI	10/28/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

8

domain name	Registrant	Exp. Date

prostatecancercenters.net	RTSI	11/3/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

colorectalinstitute.com	RTSI	10/21/08
2234 Colonial Blvd.
Fort Myers, Florida 33907

(d)                   Registered fictitious names:

Registered Fictitious Name	State

21st Century Oncology	Alabama
21st Century Oncology of Alabama	Alabama
Redding Cancer Treatment Center, Inc.	California
Santa Monica Cancer Treatment Center, Inc.	California
Beverly Hills Radiation Oncology, Inc.	California
Associates In General And Vascular Surgery	Florida
Boca Raton Radiation Therapy Regional Center	Florida
Breast Care Specialists Of Florida	Florida
Central Radiation Therapy Institute	Florida
Charlotte County Radiation Therapy Regional Center	Florida
Collier Radiation Therapy Regional Center	Florida
The Colo-Rectal Institute	Florida
The Colorectal Institute	Florida
Comprehensive Breast Center Of Coral Springs	Florida
Coral Springs Radiation Therapy Regional Center	Florida
Crestview Cancer Center	Florida
Defuniak Springs Cancer Center	Florida
Englewood Radiation Therapy Regional Center	Florida
Florida Gynecologic Oncology	Florida
Florida Specialists In Urology	Florida
Florida Urology Physicians	Florida
Naples Breast Surgery Center	Florida
Okaloosa Radiation Therapy Regional Center	Florida
Sarasota Radiation Therapy Regional Center	Florida
South Florida Gynecologic Oncology	Florida
South Florida Radiotherapy Center	Florida
Southwest Florida Equipment	Florida
Southwest Florida Urologic Associates	Florida
Tamarac Radiation Therapy Center	Florida
Urology Treatment Center	Florida
Venice Radiation Therapy Regional Center	Florida
William M. Letson Jr., MD	Florida
Danville Radiation Therapy Center	Kentucky

9

Bluegrass Cancer Center	Kentucky
Bluegrass Radiation Oncology Center	Kentucky
Cancer Centers of Michigan	Michigan
Heart Alert	Michigan
MIRO Cancer Centers	Michigan
A Cancer Center	Michigan
Michigan Institute for Radiation Oncology	Michigan
University Center for Internal Medicine	Michigan
Michigan Gynecology Center	Michigan
Michigan Cancer Helpline	Michigan
American Hematology/Oncology Center	Michigan
Michigan Comprehensive Cancer Institute	Michigan
MIRO-Monroe Cancer Center	Michigan
MIRO Community Cancer Center	Michigan
MIRO Clarkston Cancer Center	Michigan
MIRO-Monroe	Michigan
MIRO Cancer Centers	Michigan
MIRO-Monroe Radiation Oncology Center	Michigan
MIRO Cancer Care Center	Michigan
MIRO Affiliated Radiation Oncology Centers	Michigan
MIRO-Farmington Hills	Michigan
MIRO-Madison Heights	Michigan
Michigan Radiation Oncology	Michigan
Cancer Centers of Michigan	Michigan
Clark County Radiation Regional Therapy Center	Nevada
Radiation Oncology Center of Henderson	Nevada
Westchester County Radiation Therapy Regional Center	New York

10

SCHEDULE IV

COMMERCIAL TORT CLAIMS

None.

11